UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 22, 2025

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2025-3

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-284121-03

Central Index Key Number of Issuing Entity: 0002075635

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-284121

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

33-6892530

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-2 Auto Loan Asset Backed Notes (the “Class A-2 Notes”), Class A-3 Auto Loan Asset Backed Notes (the “Class A-3 Notes”), Class B Auto Loan Asset Backed Notes (the “Class B Notes”), Class C Auto Loan Asset Backed Notes (the “Class C Notes”), Class D Auto Loan Asset Backed Notes (the “Class D Notes” and, together with the Class A-2 Notes, Class A-3 Notes, Class B Notes and Class C Notes the “Publicly Registered Notes”), Class A-1 Auto Loan Asset Backed Notes (the “Class A-1 Notes”) and Class E Auto Loan Asset Backed Notes (the “Class E Notes” and, together with the Class A-1 Notes, the “Retained Notes”) by Santander Drive Auto Receivables Trust 2025-3 described in the Prospectus dated July 22, 2025.

This Current Report on Form 8-K is being filed in connection with the issuance of the Publicly Registered Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Publicly Registered Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2025	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Craig Shmoldas
	Name:	Craig Shmoldas
	Title:	Vice President